UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2014

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of Principal Executive Offices, including Zip Code)

(615) 465-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on July 29, 2013, Community Health Systems, Inc. (“CHS”), FWCT-2 Acquisition Corporation, an indirect, wholly-owned subsidiary of CHS (“Merger Sub”), and Health Management Associates, Inc. (“HMA”) entered into an Agreement and Plan of Merger (as amended on September 24, 2013, the “Merger Agreement”). On January 27, 2014, pursuant to the Merger Agreement, Merger Sub merged with and into HMA, with HMA becoming an indirect, wholly-owned subsidiary of CHS (the “Merger”). The Merger is more fully described in Item 2.01 below. In connection with the Merger, CHS completed additional corporate and financing activities, which are summarized in the following table and more fully described in this Item 1.01.

The following table summarizes the financing activities associated with the Merger, with detail of the balances for the debt obligations prior to and adjusted for the Merger (note that only the debt obligations and activities associated with the Merger are included in this summary; the other debt obligations of CHS/Community Health Systems, Inc., a wholly-owned subsidiary of CHS (“CHS/CHS”), and its subsidiaries are not included):

	As of January 27, 2014
	Prior to Merger	Adjusted for Merger
	(Dollars in millions)
Amended and Restated Credit Facility:
Term Loan A	$638	$1,000
Term Loan B - Nonextended Term Loans	60	—
Term Loan C - Extended Term Loans	3,353	—
New term loan D	—	4,602
New term loan E	—	1,677
Revolving credit loans (1)	115	—
New 2021 Secured Notes	—	1,000
New 2022 Unsecured Notes	—	3,000

(1)	The available borrowing under the revolving credit facility increased from $750 million to $1.0 billion.

The Amended and Restated Credit Agreement

On January 27, 2014, CHS and CHS/CHS entered into a third amendment and restatement (the “Amendment”) of their existing credit agreement, dated as of July 25, 2007, as amended and restated as of November 5, 2010 and as of February 2, 2012, among CHS, CHS/CHS, the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent (as amended and restated, the “Credit Agreement”).

The Amendment provides for (i) the replacement of the revolving credit facility with a new $1.0 billion revolving facility maturing 2019 (the “Revolving Facility”), (ii) the addition of a $1.0 billion Term A facility due 2019 (the “Term A Facility”), (iii) a Term D facility in an aggregate principal amount equal to $4.602 billion due 2021 (which includes certain Extended Term Loans that were converted into such Term D facility (collectively, the “Term D Facility”)), (iv) the conversion of certain Extended Term Loans into Term E Loans and the borrowing of new Term E Loans due 2017 in an aggregate principal amount of $1.677 billion (collectively, the “Term E Facility” and, together with the Revolving Facility, the Term D Facility and the Term A Facility, the “Credit Facilities”) and (v) the addition of flexibility commensurate with the post-acquisition structure of CHS. In addition to funding a portion of the Merger, some of the proceeds of the Term A Facility and Term D Facility will be used to refinance the outstanding $638 million existing Term A facility due 2016 and the $60 million of Non-Extended Term Loans due 2014, respectively.

Loans in respect of the Credit Facilities may be borrowed in LIBOR and Base Rate. Loans in respect of the Revolving Facility and the Term A Facility will accrue interest at a rate per annum initially equal to LIBOR plus 2.75%, in the case of LIBOR borrowings, and Base Rate plus 1.75%, in the case of Base Rate borrowings. In addition, the margin in respect of the Revolving Facility and the Term A Facility will be subject to step-downs determined by reference to a leverage based pricing grid. Loans in respect of the Term D Facility and the Term E Facility will accrue interest at a rate per annum equal to LIBOR plus 3.25%, in the case of LIBOR borrowings, and Base Rate plus 2.25%, in the case of Base Rate Borrowings. The Term D Facility will be subject to a 1.00% LIBOR floor.

The Amendment was effected pursuant to the terms of an amendment and restatement agreement, dated as of January 27, 2014 (the “Amendment and Restatement Agreement”), among CHS, CHS/CHS, certain of the CHS/CHS’s subsidiaries as guarantors, the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent.

The foregoing summary of the Amendment and Restatement Agreement and the Credit Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment and Restatement Agreement and the Credit Agreement, copies of which are attached to this report as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

The Indentures

In connection with the consummation of the Merger, FWCT-2 Escrow Corporation, a wholly-owned subsidiary of CHS (“Escrow Sub”) issued: (i) $1,000,000,000 aggregate principal amount of 5.125% Senior Secured Notes due 2021 (the “Secured Notes”) pursuant to an indenture, dated as of January 27, 2014, by and among Escrow Sub, Regions Bank, as trustee, and Credit Suisse AG, as collateral agent (the “Collateral Agent”) (the “Secured Indenture”) and (ii) $3,000,000,000 aggregate principal amount of 6.875% Senior Notes due 2022 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”) pursuant to an indenture, dated as of January 27, 2014, by and among Escrow Sub and Regions Bank, as trustee (the “Unsecured Indenture”).

On January 27, 2014: (i) CHS, CHS/CHS, certain of CHS/CHS’s subsidiaries, the Trustee and the Collateral Agent entered into a supplemental indenture to the Secured Indenture (the “First Supplemental Indenture to the Secured Indenture”) pursuant to which CHS/CHS assumed all of the obligations of Escrow Sub as issuer of the Secured Notes and (ii) CHS, CHS/CHS, certain of CHS/CHS’s subsidiaries and the Trustee entered into a supplemental indenture to the Unsecured Indenture (the “First Supplemental Indenture to the Unsecured Indenture”) pursuant to which CHS/CHS assumed all of the obligations of Escrow Sub as issuer of the Unsecured Notes.

The Secured Notes are senior secured obligations of CHS/CHS and are guaranteed on a senior secured basis by CHS/CHS and by CHS and certain of CHS/CHS’s subsidiaries. The Secured Notes mature on August 1, 2021, and bear interest at a rate of 5.125% per annum, payable semi-annually in arrears in cash on February 1 and August 1 of each year, beginning on August 1, 2014. CHS/CHS is entitled to redeem some or all of the Secured Notes at any time on or after February 1, 2017 at the redemption prices set forth in the Secured Indenture. In addition, prior to February 1, 2017, CHS/CHS may redeem some or all of the Secured Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, plus a “make whole” premium, as set forth in the Secured Indenture. CHS/CHS is entitled to redeem up to 40% of the aggregate principal amount of the Secured Notes until February 1, 2017 with the net proceeds from certain equity offerings at the redemption price set forth in the Secured Indenture. The Secured Indenture also contains covenants that, among other things, subject to various qualifications and exceptions, limit the ability of CHS/CHS and certain of CHS/CHS’s subsidiaries to: incur or guarantee additional indebtedness; pay dividends or make other restricted payments; make certain investments; create or incur certain liens; sell assets and subsidiary stock; transfer all or substantially all of their assets or enter into merger or consolidation transactions; and enter into transactions with affiliates. The foregoing summaries of the Secured Indenture and the First Supplemental Indenture to the Secured Indenture are not complete and each is qualified in its entirety by reference to such documents. Copies of the Secured Indenture and the First Supplemental Indenture to the Secured Indenture are attached to this report as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

The Unsecured Notes are senior unsecured obligations of CHS/CHS and are guaranteed on a senior basis by CHS and certain of CHS/CHS’s subsidiaries. The Unsecured Notes mature on February 1, 2022, and bear interest at a rate of 6.875% per annum, payable semi-annually in arrears in cash on February 1 and August 1 of each year, beginning on August 1, 2014. CHS/CHS is entitled to redeem some or all of the Unsecured Notes at any time on or after February 1, 2018 at the redemption prices set forth in the Unsecured Indenture. In addition, prior to February 1, 2018, CHS/CHS may redeem some or all of the Unsecured Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, plus a “make whole” premium, as set forth in the Unsecured Indenture. CHS/CHS is entitled to redeem up to 40% of the aggregate principal amount of the Unsecured Notes until February 1, 2017 with the net proceeds from certain equity offerings at the redemption price set forth in the Unsecured Indenture. The Unsecured Indenture also contains covenants that, among other things, subject to various qualifications and exceptions, limit the ability of CHS/CHS, and certain of its subsidiaries to: incur or guarantee additional indebtedness; pay dividends or make other restricted payments; make certain investments; create or incur certain liens; sell assets and subsidiary stock; transfer all or substantially all of their assets or enter into merger or consolidation transactions; and enter into transactions with affiliates. The foregoing summaries of the Unsecured Indenture and the First Supplemental Indenture to the Unsecured Indenture are not complete and each is qualified in its entirety by reference to such documents. Copies of the Unsecured Indenture and the First Supplemental Indenture to the Unsecured Indenture are attached to this report as Exhibits 4.3 and 4.4, respectively, and incorporated herein by reference.

The Registration Rights Agreements

On January 27, 2014, in connection with the issuance of the Notes, Escrow Sub and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, as representatives of the initial purchasers (collectively, the “Initial Purchasers”) entered into (i) a Registration Rights Agreement (the “Secured Notes Registration Rights Agreement”) in connection with the Secured Notes and (ii) a Registration Rights Agreement (the “Unsecured Notes Registration Rights Agreement” and, together with Secured Notes Registration Rights Agreement, the “Registration Rights Agreements”) in connection with the Unsecured Notes. Also on January 27, 2014, CHS, CHS/CHS and certain of CHS/CHS’s subsidiaries (the “Guarantors”) entered into joinder agreements to each of the Secured Notes Registration Rights Agreement and the Unsecured Notes Registration Rights Agreement (collectively, the “Registration Rights Agreements Joinders”). The terms of the Registration Rights Agreements require CHS, CHS/CHS and the Guarantors to (i) file with the Securities and Exchange Commission (the “SEC”) a registration statement with respect to an offer to exchange each series of Notes for a new issue of debt securities registered under the Securities Act of 1933 (the “Exchange Offers”) with terms substantially identical to those of such series of Notes (except for provisions relating to the transfer restrictions and payment of additional interest) and use their commercially reasonable efforts to consummate, within 365 days after the closing of the Merger, the Exchange Offers, (ii) keep the Exchange Offers open for at least 30 business days (or longer if required by applicable law) and (iii) in certain circumstances, file a shelf registration statement for the resale of the Notes. If CHS, CHS/CHS and the Guarantors fail to satisfy their registration obligations under the Registration Rights Agreements, then they will be required to pay additional interest to the holders of each series of Notes, at a rate of 0.25% for the first 90 day period after such date and thereafter it will be increased by an additional 0.25% for each subsequent 90 day period that elapses provided that the aggregate increase in such annual interest rate may in no event exceed 1.0% per annum. The foregoing summaries of the Registration Rights Agreements and the Registration Rights Agreements Joinders are not complete and each is qualified in its entirety by reference to such documents. Copies of the Secured Notes Registration Rights Agreement, the Unsecured Notes Registration Rights Agreement and each of the Registration Rights Agreement Joinders are attached to this report as Exhibits 4.5, 4.6, 4.7 and 4.8, respectively, and incorporated herein by reference.

The Contingent Value Rights Agreement

On January 27, 2014, in connection with its acquisition of HMA pursuant to the Merger, CHS entered into a Contingent Value Rights Agreement with American Stock Transfer & Trust Company, LLC, as trustee. The Contingent Value Rights, or CVRs, are described more fully under the caption “Description of the CVRs” in CHS’s Registration Statement on Form S-4 (Registration No. 333-191339), filed with the SEC on September 25, 2013, as amended on November 18, 2013 (the “Registration Statement”), which is incorporated herein by reference.

References to, and descriptions of, the Contingent Value Rights Agreement as set forth herein are not intended to be complete and are qualified in their entirety by the full text of the Contingent Value Rights Agreement, a copy of which is attached to this report as Exhibit 10.3 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 27, 2014, CHS completed its previously announced acquisition of HMA through the Merger. At the effective time of the Merger (the “Effective Time”), each share of class A common stock, par value $0.01 per share, of HMA (the “HMA Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of HMA Common Stock owned by CHS, Merger Sub or HMA or any of their respective wholly-owned subsidiaries, and other than shares of HMA Common Stock, if any, as to which dissenters’ rights have been properly exercised) was cancelled and converted into the right to receive, upon the terms and subject to the conditions set forth in the Merger Agreement, (i) $10.50 in cash, without interest, (ii) 0.06942 of a share of common stock, par value $0.01 per share, of CHS and (iii) one CVR issued by CHS subject to and in accordance with the Contingent Value Rights Agreement described in Item 1.01 above.

Pursuant to the Merger Agreement, CHS paid approximately $2.78 billion in cash and issued 18,364,420 shares of CHS Common Stock and 264,544,053 CVRs to former holders of HMA Common Stock in the Merger.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, as amended by the Amendment and Consent to Agreement and Plan of Merger, dated as of September 24, 2013, by and among HMA, CHS, and Merger Sub, copies of which are attached to this report as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the consummation of the Merger, a total of 264,544,053 CVRs were issued by CHS. The CVRs trade on the NASDAQ Global Market under the symbol “CYHHZ.” The information set forth in Item 1.01 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 27, 2014, CHS issued a press release announcing the consummation of the Merger. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

CHS intends to file the financial statements of HMA required by Item 9.01(a) as an amendment to this Current Report on Form 8-K not later than 71 days after the date of this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) was previously reported in CHS’s Current Report on Form 8-K filed with the SEC on January 10, 2014 and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 29, 2013, by and among Health Management Associates, Inc., Community Health Systems, Inc. and FWCT-2 Acquisition Corporation (incorporated herein by reference to Exhibit 2.1 to CHS’s Current Report on Form 8-K filed with the SEC on July 30, 2013).

2.2	Amendment and Consent to Agreement and Plan of Merger, dated as of September 24, 2013, by and among Health Management Associates, Inc., Community Health Systems, Inc. and FWCT-2 Acquisition Corporation (incorporated herein by reference to Exhibit 2.1 to CHS’s Current Report on Form 8-K filed with the SEC on September 25, 2013).

4.1	Secured Indenture, dated as of January 27, 2014, by and among FWCT-2 Escrow Corporation, Regions Bank, as trustee, and Credit Suisse AG, as collateral agent.

4.2	First Supplemental Indenture, dated as of January 27, 2014, to the Secured Indenture dated, dated as of January 27, 2014, by and among CHS/Community Health Systems, Inc., the guarantors party thereto, Regions Bank, as trustee, and Credit Suisse AG, as collateral agent.

4.3	Unsecured Indenture, dated as of January 27, 2014, by and among FWCT-2 Escrow Corporation and Regions Bank, as trustee.

4.4	First Supplemental Indenture, dated as of January 27, 2014, to the Unsecured Indenture, dated as of January 27, 2014, by and among by and among CHS/Community Health Systems, Inc., the guarantors party thereto and Regions Bank, as trustee.

4.5	Secured Notes Registration Rights Agreement, dated as of January 27, 2014, by and among FWCT-2 Escrow Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, each as a representative of the initial purchasers.

4.6	Unsecured Notes Registration Rights Agreement, dated as of January 27, 2014, by and among FWCT-2 Escrow Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, each as a representative of the initial purchasers.

4.7	Secured Notes Registration Rights Agreement Joinder, dated as of January 27, 2014, by and among CHS/Community Health Systems, Inc., the subsidiaries party thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, each as a representative of the initial purchasers thereto.

4.8	Unsecured Notes Registration Rights Agreement Joinder, dated as of January 27, 2014, by and among CHS/Community Health Systems, Inc., the subsidiaries party thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, each as a representative of the initial purchasers.

10.1	Third Amendment and Restatement Agreement, dated as of January 27, 2014, to the Credit Agreement dated as of July 25, 2007, as amended and restated as of November 5, 2010 and as of February 2, 2012, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the subsidiaries of CHS/Community Health Systems, Inc. party thereto, the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent.

10.2	Third Amended and Restated Credit Agreement, dated as of July 25, 2007, as amended and restated as of November 5, 2010, February 2, 2012 and January 27, 2014, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent.

10.3	Contingent Value Rights Agreement, dated as of January 27, 2014, by and between Community Health Systems, Inc. and American Stock Transfer & Trust Company, LLC, as trustee.

99.1	Press Release of Community Health Systems, Inc., dated January 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

Date: January 27, 2014	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief Executive Officer (principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
President of Financial Services, Chief Financial Officer and Director (principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 29, 2013, by and among Health Management Associates, Inc., Community Health Systems, Inc. and FWCT-2 Acquisition Corporation (incorporated herein by reference to Exhibit 2.1 to CHS’s Current Report on Form 8-K filed with the SEC on July 30, 2013).

2.2	Amendment and Consent to Agreement and Plan of Merger, dated as of September 24, 2013, by and among Health Management Associates, Inc., Community Health Systems, Inc. and FWCT-2 Acquisition Corporation (incorporated herein by reference to Exhibit 2.1 to CHS’s Current Report on Form 8-K filed with the SEC on September 25, 2013).

4.1	Secured Indenture, dated as of January 27, 2014, by and among FWCT-2 Escrow Corporation, Regions Bank, as trustee, and Credit Suisse AG, as collateral agent.

4.2	First Supplemental Indenture, dated as of January 27, 2014, to the Secured Indenture dated, dated as of January 27, 2014, by and among CHS/Community Health Systems, Inc., the guarantors party thereto, Regions Bank, as trustee, and Credit Suisse AG, as collateral agent.

4.3	Unsecured Indenture, dated as of January 27, 2014, by and among FWCT-2 Escrow Corporation and Regions Bank, as trustee.

4.4	First Supplemental Indenture, dated as of January 27, 2014, to the Unsecured Indenture, dated as of January 27, 2014, by and among by and among CHS/Community Health Systems, Inc., the guarantors party thereto and Regions Bank, as trustee.

4.5	Secured Notes Registration Rights Agreement, dated as of January 27, 2014, by and among FWCT-2 Escrow Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, each as a representative of the initial purchasers.

4.6	Unsecured Notes Registration Rights Agreement, dated as of January 27, 2014, by and among FWCT-2 Escrow Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, each as a representative of the initial purchasers.

4.7	Secured Notes Registration Rights Agreement Joinder, dated as of January 27, 2014, by and among CHS/Community Health Systems, Inc., the subsidiaries party thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, each as a representative of the initial purchasers thereto.

4.8	Unsecured Notes Registration Rights Agreement Joinder, dated as of January 27, 2014, by and among CHS/Community Health Systems, Inc., the subsidiaries party thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, each as a representative of the initial purchasers.

10.1	Third Amendment and Restatement Agreement, dated as of January 27, 2014, to the Credit Agreement dated as of July 25, 2007, as amended and restated as of November 5, 2010 and as of February 2, 2012, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the subsidiaries of CHS/Community Health Systems, Inc. party thereto, the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent.

10.2	Third Amended and Restated Credit Agreement, dated as of July 25, 2007, as amended and restated as of November 5, 2010, February 2, 2012 and January 27, 2014, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent.

10.3	Contingent Value Rights Agreement, dated as of January 27, 2014, by and between Community Health Systems, Inc. and American Stock Transfer & Trust Company, LLC, as trustee.

99.1	Press Release of Community Health Systems, Inc., dated January 27, 2014.